     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 25, 1998.
                                                      REGISTRATION NO. 333-51235
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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                          DAL-TILE INTERNATIONAL INC.

             (Exact name of Registrant as specified in its charter)

           DELAWARE                     7834 HAWN FREEWAY                   13-3548809
 (State or other jurisdiction          DALLAS, TEXAS 75217               (I.R.S. Employer
      of incorporation or                (214) 398-1411                 Identification No.)
         organization)            (Address, including zip code,
                                 and telephone number, including
                                   area code, of registrant's
                                  principal executive offices)

                            ------------------------

                               JACQUES R. SARDAS
                           PRESIDENT, CHIEF EXECUTIVE
                       OFFICER AND CHAIRMAN OF THE BOARD
                          DAL-TILE INTERNATIONAL INC.
                               7834 HAWN FREEWAY
                              DALLAS, TEXAS 75217
                                 (214) 398-1411
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                            ------------------------

                                   COPIES TO:

       FREDERICK H. FOGEL, ESQ.                   JOHN M. BRANDOW, ESQ.
   FRIED, FRANK, HARRIS, SHRIVER &                DAVIS POLK & WARDWELL
               JACOBSON                             450 LEXINGTON AVE.
          ONE NEW YORK PLAZA                     NEW YORK, NEW YORK 10017
       NEW YORK, NEW YORK 10004                       (212) 450-4000
            (212) 859-8000

                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.
                            ------------------------

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ (333-51235)

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                            ------------------------

                        CALCULATION OF REGISTRATION FEE

                                                                  MAXIMUM             MAXIMUM           AMOUNT OF
           TITLE OF SECURITIES               AMOUNT TO BE      OFFERING PRICE        AGGREGATE        REGISTRATION
             TO BE REGISTERED               REGISTERED (1)     PER SHARE (2)     OFFERING PRICE (2)        FEE
Common Stock, par value $.01 per share....   34,178 shares         $8.50              $290,513           $85.70

------------------------

(1) Includes 34,178 shares to cover over-allotments, if any.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c).

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
    This registration statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended ("Rule 462(b)"), and includes the registration statement facing page, this page, the signature page, an exhibit index, a legal opinion and an accountants' consent. Pursuant to Rule 462(b), the contents of the registration statement on Form S-3 (File No. 333-51235) of Dal-Tile International Inc., including the exhibits thereto, are incorporated by reference into this registration statement.

                                 EXHIBIT INDEX

  EXHIBIT
  NUMBER                                                   DESCRIPTION
-----------  --------------------------------------------------------------------------------------------------------
         5.1. Opinion of Fried, Frank, Harris, Shriver & Jacobson, counsel to the Company, as to the legality of the securities being offered.
        23.1 Consent of Fried, Frank, Harris, Shriver & Jacobson (included in Exhibit 5.1).
        23.2. Consent of Ernst & Young LLP.
        24.1. Powers of Attorney (filed as Exhibit 24.1 to the Registration Statement on Form S-3 of the Company (File
             No. 333-51235) and incorporated by reference).

------------------------

                                   SIGNATURES

    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT ON FORM S-3 TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF DALLAS, STATE OF TEXAS ON THE 25TH DAY OF JUNE, 1998.

                                DAL-TILE INTERNATIONAL INC.

                                     /s/ JACQUES R. SARDAS
                                     -----------------------------------------
                                By:  Name: Jacques R. Sardas
                                     Title:  President, Chief Executive Officer
                                     and Chairman of the Board of Directors

    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE FIRST ABOVE INDICATED:

          SIGNATURE                       TITLE
------------------------------  --------------------------
    /s/ JACQUES R. SARDAS       President, Chief Executive
------------------------------    Officer and Chairman of
      Jacques R. Sardas           the Board of Directors

              *                 Executive Vice President,
------------------------------    Chief Financial Officer,
     William C. Wellborn          Treasurer and Assistant
                                  Secretary (Principal
                                  Financial and Accounting
                                  Officer)

              *                 Director
------------------------------
      John M. Goldsmith

              *                 Director
------------------------------
   Charles J. Pilliod, Jr.

              *                 Director
------------------------------
       Henry F. Skelsey

              *                 Director
------------------------------
     Douglas D. Danforth

              *                 Director
------------------------------
        Vincent A. Mai

          SIGNATURE                       TITLE
------------------------------  --------------------------
              *                 Director
------------------------------
     Norman E. Wells, Jr.

                 /s/ JACQUES R. SARDAS
  *By:  ----------------------------------------
                   Jacques R. Sardas
                    ATTORNEY-IN-FACT